                               [REX STORES LOGO]


News Announcement                                 For Immediate Release
For further information contact:

Douglas Bruggeman                                 Joseph N. Jaffoni
Chief Financial Officer                           Jaffoni & Collins Incorporated
937/276-3931                                      212/835-8500 or rsc@jcir.com


                        REX STORES' THIRD QUARTER DILUTED
                      EARNINGS PER SHARE RISE 115% TO $0.58

               - Fiscal Third Quarter Comp Store Sales Rise 4.6% -

Dayton, Ohio (November 30, 2005) -- REX Stores Corporation (NYSE:RSC), a specialty retailer of consumer electronic products and appliances, today announced financial results and comparable store sales for the three- and nine-month periods ended October 31, 2005.

Net income in the three months ended October 31, 2005 rose 104% to $6.9 million, or $0.58 per diluted share, from net income of $3.4 million, or $0.27 per diluted share, in the three months ended October 31, 2004. Per share results are based on 11,865,000 and 12,610,000 diluted weighted average shares outstanding for the three-month periods ending October 31, 2005 and October 31, 2004, respectively.

Income from continuing operations before income taxes in the three months ended October 31, 2005 rose 122% to $9.2 million from $4.1 million in the quarter ended October 31, 2004. Income from continuing operations before income taxes reflects fiscal 2005 third quarter income of $8.4 million from synthetic fuel investments, including a $1.2 million gain related to the sale during the fiscal third quarter by the Company of its interest in a synthetic fuel limited partnership, compared to $5.2 million of comparable investment income in the year-ago period.

Net sales in the three months ended October 31, 2005 rose 4.2% to $94.3 million from $90.5 million in the three months ended October 31, 2004. Comparable store sales during the period rose 4.6% compared with the same year-ago period. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

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REX Stores Reports Third Quarter Results, 11/30/05                        page 2


During the three-month period ended October 31, 2005, REX purchased approximately 455,300 shares of its common stock in open market transactions. Subsequent to the close of the fiscal third quarter, REX purchased an additional 119,100 shares. The Company now has approximately 769,245 shares remaining available to purchase under its stock buy-back authorization reflecting the previously disclosed expansion of its share repurchase authorization by 1,000,000 shares during the fiscal 2005 third quarter and the share repurchase activity during and subsequent to the fiscal 2005 third quarter noted above.

Net income in the nine month period ended October 31, 2005 rose 102% to $21.7 million, or $1.76 per diluted share, compared to net income of $10.8 million, or $0.84 per diluted share, in the nine month period ended October 31, 2004. Per share results are based on 12,353,000 and 12,778,000 diluted weighted average shares outstanding for the nine month periods ending October 31, 2005 and October 31, 2004, respectively. Income from continuing operations before income taxes in the nine months ended October 31, 2005 rose 112% to $26.9 million from $12.7 million in the nine months ended October 31, 2004. Income from continuing operations before income taxes for the nine months ended October 31, 2005, reflects income of $24.8 million from synthetic fuel investments, compared to $13.8 million of comparable investment income in the year-ago period. Net sales in the 2005 nine month period rose 3% to $267.0 million from $259.2 million in the nine months ended October 31, 2004. Comparable store sales in the first nine months of fiscal 2005 rose 3.7% compared to the same year-ago period.

Commenting on the results, Stuart Rose, REX Stores' Chairman and Chief Executive Officer, stated, "We are very pleased with the third quarter results as they extended the Company's momentum from the first half of the fiscal year. We would like to recognize all of our employees that were impacted by the hurricanes and their tireless efforts which ensured that our stores are operational and ready for the holiday selling season."

The Company will host a conference call and webcast today at 11:00 a.m. EST, which are open to the general public. The conference call dial-in number is 212/676-5411; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.fulldisclosure.com; please allow 15 minutes to register, download and install any necessary software.


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REX Stores Reports Third Quarter Results, 11/30/05                        page 3


Following its completion, a telephonic replay of the call can be accessed through 1:00 p.m. EST on December 7, 2005 by dialing 800/633-8284 or 402/977-9140 (international callers). The access code for the audio replay is 21269518. Alternatively, a replay will be available on the Internet for 30 days at www.rextv.com or www.fulldisclosure.com.

REX Stores Corporation is a leading specialty retailer of consumer electronic products and appliances. As of October 31, 2005, the Company operated 226 stores in 37 states under the trade name "REX."


This news announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include among other things: the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, and the uncertain amount of synthetic fuel production and tax credits received from time to time from the Company's synthetic fuel investments.


                                 -tables follow-





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REX Stores Reports Third Quarter Results, 11/30/05                        page 4


                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                        Three Months Ended             Nine Months Ended
                                                                            October 31                    October 31
                                                                            ----------                    ----------
                                                                             2005           2004          2005           2004
                                                                             ----           ----          ----           ----
NET SALES                                                                $ 94,321       $ 90,502     $ 267,011      $ 259,172
COSTS AND EXPENSES:
   Cost of merchandise sold                                                68,465         66,138       192,073        186,165
                                                                           ------         ------        ------         ------
   Gross profit                                                            25,856         24,364        74,938         73,007
   Selling, general and administrative expenses                            24,689         24,846        71,284         71,359
                                                                           ------         ------        ------         ------

Operating income (loss)                                                     1,167          (482)         3,654          1,648

INVESTMENT INCOME                                                              23              7           155            152
INTEREST EXPENSE                                                            (690)          (719)       (2,020)        (2,437)
LOSS ON EARLY TERMINATION OF DEBT                                               -             -              -          (614)
GAIN ON SALE OF REAL ESTATE                                                   253            121           253            121
INCOME FROM SYNTHETIC FUEL INVESTMENTS                                      8,433          5,219        24,813         13,798
                                                                           ------         ------        ------         ------

Income from continuing operations before provision
   for income taxes and discontinued operations                             9,186          4,146        26,855         12,668
PROVISION FOR INCOME TAXES                                                  2,203            564         4,900          1,251
                                                                           ------         ------        ------         ------

Income from continuing operations                                           6,983          3,582        21,955         11,417
Loss from discontinued operations, net of tax                               (101)          (201)         (377)          (667)
Gain on disposal of discontinued operations, net of tax                       -                -           125              -
                                                                           ------         ------        ------         ------

Net Income                                                                 $6,882         $3,381       $21,703        $10,750
                                                                           ======         ======       =======        =======

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                        10,532         10,897        10,850         11,092
                                                                           ======         ======        ======         ======

Basic income per share from continuing operations                           $0.66          $0.33         $2.02          $1.03
Basic loss per share from discontinued operations                           (0.01)         (0.02)        (0.03)         (0.06)
Basic income per share on disposal of discontinued operations
                                                                                -              -          0.01              -
                                                                           ------         ------        ------         ------
BASIC NET INCOME PER SHARE                                                  $0.65          $0.31         $2.00          $0.97
                                                                           ======         ======        ======         ======

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                      11,865         12,610        12,353         12,778
                                                                           ======         ======        ======         ======

Diluted income per share from continuing operations                         $0.59          $0.29         $1.78          $0.89
Diluted loss per share from discontinued operations                         (0.01)         (0.02)        (0.03)         (0.05)
Diluted income per share on disposal of discontinued operations                 -              -          0.01              -
                                                                           ------         ------        ------         ------


DILUTED NET INCOME PER SHARE                                                $0.58          $0.27         $1.76          $0.84
                                                                           ======         ======        ======         ======

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REX Stores Reports Third Quarter Results, 11/30/05                        page 5


                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                     October 31           January 31          October 31
                                                                        2005                 2005                2004
                                                                        ----                 ----                ----
                                                                      Unaudited                                Unaudited
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $  1,254              $  4,671           $  1,075
   Accounts receivable, net                                               4,460                 5,460              5,088
   Synthetic fuel receivable                                              2,930                 1,675              1,848
   Merchandise inventory                                                135,220               124,188            152,215
   Prepaid expenses and other                                             1,555                 1,230              2,897
   Future income tax benefits                                            10,929                10,929              8,703
                                                                       --------             ---------           --------
     Total current assets                                               156,348               148,153            171,826

PROPERTY AND EQUIPMENT, NET                                             127,626               129,723            130,487
ASSETS HELD FOR SALE                                                      1,669                 1,986              2,569
OTHER ASSETS                                                                823                   841                612
FUTURE INCOME TAX BENEFITS                                               27,978                27,978             16,082
RESTRICTED INVESTMENTS                                                    2,300                 2,270              2,265
                                                                       --------             ---------           --------
   Total assets                                                       $ 316,744             $ 310,951           $323,841
                                                                      =========             =========           ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Notes payable                                                       $      -             $       -           $ 15,169
   Current portion of long-term debt                                      2,958                 2,897              2,939
   Current portion of deferred income
     and deferred gain on sale and leaseback                             10,609                10,432             10,378
   Accounts payable, trade                                               38,919                32,842             49,259
   Accrued income taxes                                                     418                 1,567                  -
   Accrued payroll and related items                                      5,777                 6,303              5,101
   Other current liabilities                                              6,596                 6,152              7,454
                                                                       --------             ---------           --------
     Total current liabilities                                           65,277                60,193             90,300
                                                                       --------             ---------           --------

LONG-TERM LIABILITIES:
   Long-term mortgage debt                                               27,774                30,501             31,633
   Deferred income                                                       11,349                11,703             11,522
                                                                       --------             ---------           --------
     Total long-term liabilities                                         39,123                42,204             43,155
                                                                       --------             ---------           --------

SHAREHOLDERS' EQUITY:
   Common stock                                                              293                   290                287
   Paid-in capital                                                       134,985               133,474            130,705
   Retained earnings                                                     234,332               212,629            195,830
   Treasury stock                                                      (157,266)             (137,839)          (136,436)
                                                                       --------             ---------           --------
   Total shareholders' equity                                           212,344               208,554            190,386
                                                                       --------             ---------           --------

     Total liabilities and shareholders' equity                        $316,744             $ 310,951           $323,841
                                                                       ========             =========           ========


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